UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 28, 2006
CALAVO GROWERS, INC.
(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)
Registrant’s telephone number, including area code: (805) 525-1245
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) On June 28, 2006, Calavo Growers, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors approved the dismissal of D&T.
D&T’s reports on the Company’s financial statements for the years ended October 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the years ended October 31, 2005 and 2004 and through June 28, 2006, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference thereto in connection with their reports on the financial statements for such years.
During the years ended October 31, 2005 and 2004 and through June 28, 2006, there were no reportable events as described in Regulation S-K Item 304(a)(1)(v), except as follows: in accordance with Section 404 of the Sarbanes-Oxley Act, the Company completed its assessment of the effectiveness of its internal control over financial reporting and concluded that the Company’s internal control over financial reporting was effective as of October 31, 2005. D&T issued an adverse opinion on management’s assessment of the effectiveness of the Company’s internal control over financial reporting because of management’s omission of a material weakness regarding the proper classification of cash flows in an unusual transaction from its report and an adverse opinion on the effectiveness of the Company’s internal control over financial reporting as of October 31, 2005 because of this material weakness. The Company’s Audit Committee discussed this matter with D&T. Additional details on the material weakness in internal control over financial reporting are discussed in Item 9A of the Company’s 2005 Form 10-K.
The Company has provided D&T with a copy of the foregoing disclosure and has requested that D&T furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not D&T agrees with the statements made herein, and, if not, stating the respects in which it does not agree. A copy of the letter from D&T, dated June 29, 2006, is attached to this Form 8-K as Exhibit 16.1.
(b) The Company is currently undergoing procedures to retain another independent registered public accounting firm. The Company has authorized D&T to respond fully to inquiries of the successor independent registered public accounting firm including the material weakness in internal control over financial reporting discussed above.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
16.1	Letter from D&T dated June 29, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
June 29, 2006
By:	/s/ Lecil E. Cole
Lecil E. Cole
Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)

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